                   POWER OF ATTORNEY

Know all by these presents that the undersigned hereby

constitutes and appoints each of Dean Manson, Cleo Belmonte,

James Gorman, Katherine Hanna and Derek Dalmer signing singly,

the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the

undersigned's capacity as an officer and/or director of

EchoStar Corporation, including any successor

corporation(s) thereto (the "Company"), Forms 3, 4, and

5 in accordance with Section 16(a) of the Securities

Exchange Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of

the undersigned which may be necessary or desirable to

complete and execute any such Form 3, 4, or 5, complete

and execute any amendment or amendments thereto, and

timely file such form with the United States Securities

and Exchange Commission and any stock exchange or

similar authority; and

(3) take any other action of any type whatsoever in

connection with the foregoing which, in the opinion of

such attorney-in-fact, may be of benefit to, in the

best interest of, or legally required by, the

undersigned, it being understood that the documents

executed by such attorney-in-fact on behalf of the

undersigned pursuant to this Power of Attorney shall be

in such form and shall contain such terms and

conditions as such attorney-in-fact may approve in such

attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact

full power and authority to do and perform any and every

act and thing whatsoever requisite, necessary, or proper to

be done in the exercise of any of the rights and powers

herein granted, as fully to all intents and purposes as the

undersigned might or could do if personally present, with

full power of substitution or revocation, hereby ratifying

and confirming all that such attorney-in-fact, or such

attorney-in-fact's substitute or substitutes, shall

lawfully do or cause to be done by virtue of this power of

attorney and the rights and powers herein granted. The

undersigned acknowledges that the foregoing attorneys-in-

fact, in serving in such capacity at the request of the

undersigned, are not assuming, nor is the Company assuming,

any of the undersigned's responsibilities to comply with

Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and

effect until the undersigned is no longer required to file

Forms 3, 4, and 5 with respect to the undersigned's

holdings of and transactions in securities issued by the

Company, unless earlier revoked by the undersigned in a

signed writing delivered to the foregoing attorneys-in-

fact.

IN WITNESS WHEREOF, the undersigned has caused this Power

of Attorney to be executed as of this 24th day of July, 2012.

                     /s/ C. Michael Schroeder

                     Signature

                     C. Michael Schroeder

                     Print Name